UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 21, 2015

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: + (353) (1) 234-3136

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 21, 2015, Seagate Technology plc (the “Company”) held its 2015 AGM at which its shareholders: (1) elected all eleven of the Company’s nominees for directors; (2) authorized the reissue price range of treasury shares; (3) held an advisory, non-binding vote on executive compensation matters; and (4) ratified, in an advisory, non-binding vote, the appointment of Ernst & Young to serve as the Company’s independent auditors for the fiscal year ending July 1, 2016 and authorized, in a binding vote, the Audit Committee to set the auditors’ remuneration.

The final voting results on these proposals are as follows:

Proposal 1(a) - (k). To elect eleven (11) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Stephen J. Luczo	217,182,715	7,167,698	4,100,163	32,333,214
(b)	Frank J. Biondi, Jr.	211,148,550	16,613,498	688,528	32,333,214
(c)	Michael R. Cannon	223,008,710	4,744,134	697,732	32,333,214
(d)	Mei-Wei Cheng	227,293,548	463,449	693,579	32,333,214
(e)	William T. Coleman	227,402,340	356,569	691,667	32,333,214
(f)	Jay L. Geldmacher	226,572,628	1,185,201	692,747	32,333,214
(g)	Dr. Dambisa F. Moyo	226,953,416	805,475	691,685	32,333,214
(h)	Kristen M. Onken	227,519,641	242,746	688,189	32,333,214
(i)	Dr. Chong Sup Park	226,183,761	1,568,160	698,655	32,333,214
(j)	Stephanie Tilenius	227,413,897	344,163	692,516	32,333,214
(k)	Edward J. Zander	226,710,794	1,045,354	694,428	32,333,214

Proposal 2. To determine the price range at which the Company can re-issue shares that it holds as treasury shares:

For	Against	Abstain	Broker Non Vote
257,864,392	1,440,362	1,479,036

Proposal 3. To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
217,772,721	9,671,010	1,006,845	32,333,214

Proposal 4.                                To ratify, in an advisory, non-binding vote, the appointment of Ernst & Young as the independent auditors of the Company for the fiscal year ending July 1, 2016 and to authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
259,040,267	983,388	760,135

Item 7.01 Regulation FD Disclosure.

On October 21, 2015, the Company’s Board of Directors (the “Board of Directors”) approved a 17 percent increase in the Company’s targeted regular cash dividend.  The targeted annual dividend will increase from $2.16 to $2.52 per share and will continue to be paid quarterly.  The first payment at the new quarterly rate of $0.63 per share is scheduled to be paid on November 20, 2015 to shareholders of record as of the close of business on November 6, 2015.  The declaration and payment of any future quarterly dividends will continue to be at the discretion of the Board of Directors and will be dependent upon the Company’s financial position, results of operations, available cash, cash flow, capital requirements and other factors deemed relevant by the Board of Directors.

A press release announcing this information is attached as exhibit 99.1 to this report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01 Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit No.	Exhibit

99.1	Press release dated October 21, 2015, of Seagate Technology plc entitled “Seagate Technology Raises Targeted Annual Dividend 17% to $2.52.”

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about our plans, strategies and prospects and estimates of industry growth for the fiscal quarter ending January 1, 2016 and the fiscal year ending July 1, 2016 and beyond as well as our plans with respect to future dividend payments. These statements identify prospective information and may include words such as “expects,” “targets,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions. These forward-looking statements are based on information available to the Company as of the date of this press release and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include, but are not limited to: the uncertainty in global economic conditions; the impact of the variable demand and adverse pricing environment for disk drives, particularly in view of current business and economic conditions; the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; currency fluctuations that may impact the Company’s margins and international sales; possible excess industry supply with respect to particular disk drive products; disruptions to our supply chain or production capabilities; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; and the Company’s ability to achieve projected cost savings in connection with restructuring plans and fluctuations in interest rates. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release is contained in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on August 11, 2015, the “Risk Factors” section of which is incorporated into this press release by reference, and other documents filed with or furnished to the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Regan J. MacPherson
	Name:	Regan J. MacPherson
	Title:	Vice President and Secretary

Date: October 21, 2015